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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 19, 2001

                              WHIRLPOOL CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                      1-3932                 38-1490038
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 (State or other jurisdiction       (Commission File         (I.R.S. Employer
        of incorporation)                Number)           Identification No.)




            2000 M63 North, Benton Harbor, Michigan         49022-2692
            ----------------------------------------------------------
              (Address of principal executive officers)     (Zip Code)


                                 (616)-923-5000
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               Registrant's telephone number, including area code










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Item 5. Other Events
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          During the week ending October 19, 2001, the Company commenced mailing a summary of the annual report for the Whirlpool 401(k) Plan for the 2000 plan year that ended December 31, 2000 to members of the Plan.

Item 7. Financial Statements and Exhibits
        ---------------------------------

          Copy of annual report to members of the Whirlpool Corporation 401(k) Plan.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHIRLPOOL CORPORATION
                                        Registrant



Date: October 19, 2001                     By: /s/ Robert T. Kenagy
                                               --------------------------
                                        Name:  Robert T. Kenagy
                                        Title: Corporate Secretary